UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date  of Report (Date of earliest event reported)        May 25, 2007
                                                 _____________________________


                            TD Banknorth Inc.
______________________________________________________________________________
         (Exact name of registrant as specified in its charter)



Delaware                                000-51179                  01-0437984
______________________________________________________________________________
(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                          Identification No.)



P.O. Box 9540, Two Portland Square, Portland, Maine               04112-9540
______________________________________________________________________________
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code         (207) 761-8500
                                                  ____________________________



                             Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
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     TD Banknorth Inc. announced today that it is calling for redemption all of the outstanding ($206,185,575 aggregate principal amount) 8% Junior Subordinated Debentures due 2032 (the "Debentures") of the Company. The redemption of the Debentures will cause the property trustee of Banknorth Capital Trust II (NYSE: BGIPrT) (the "Trust") to call for redemption all outstanding ($200,000,000 aggregate liquidation amount) 8.00% Trust Preferred Securities of the Trust. The redemption date will be June 29, 2007. The Trust Preferred Securities called for redemption will be redeemed at a redemption price equal to the $25 liquidation amount for each of the Trust Preferred Securities to be redeemed plus accumulated but unpaid distributions to the redemption date. Effective on the redemption date, the Trust Preferred Securities will no longer be listed on the New York Stock Exchange.

     For additional information, see the press release issued by TD Banknorth on May 25, 2007 included as Exhibit 99 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
          ---------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibits are included with this Report:

     Exhibit No.         Description
     ----------          -----------

     99                  Press Release, dated May 25, 2007




























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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      TD BANKNORTH INC.


                                      By:  /s/ Stephen J. Boyle
                                           -----------------------------
                                           Name:  Stephen J. Boyle
                                           Title: Senior Vice President
                                                   and Chief Financial Officer

Date: May 25, 2007


































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